SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 21, 2002

MAIN PLACE FUNDING, LLC

(Exact name of registrant as specified in charter)

Delaware	333-74817	57-0236115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street, Charlotte, North Carolina		28255
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(704) 388-7436

The address of the registrant has not changed since last report.

Item 5.    Other Events.

On October 21, 2002, Main Place Funding, LLC adopted an Amended and Restated Limited Liability Company Agreement, filed herewith, which removed certain restrictions on the business activities of Main Place Funding, LLC, permitting it to engage in any activity and to exercise any powers permitted to limited liability companies under the laws of the State of Delaware.

On October 29, 2002, Main Place Funding, LLC entered into a financial warranty agreement with Pioneer Investment Management, Inc., Pioneer Principal Protection Trust on behalf of its series, Pioneer Protected Principal Plus Fund, filed herewith. The trust is an open-ended diversified, management investment company registered under the Investment Company Act of 1940, as amended. Under the terms of the agreement, Main Place Funding, LLC provided a financial warranty in the amount of up to $900 million in order to ensure that the fund is able to redeem all of its outstanding shares on the fund’s maturity date for an amount equal to the aggregate protected amount, as defined by the agreement.

On November 1, 2002, Main Place Funding, LLC entered into a financial warranty agreement with Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Fundamental Growth Principal Protected Fund and Merrill Lynch Investment Managers, L.P., filed herewith. The trust is an open-ended diversified, management investment company registered under the Investment Company Act of 1940, as amended. Under the terms of the agreement, Main Place Funding, LLC provided a financial warranty in the amount of up to $500 million in order to ensure that the fund is able to redeem all of its outstanding shares on the fund’s maturity date for an amount equal to the aggregate protected amount, as defined by the agreement.

On November 1, 2002, Main Place Funding, LLC entered into a financial warranty agreement with Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Basic Value Principal Protected Fund and Fund Asset Management, L.P., filed herewith. The trust is an open-ended diversified, management investment company registered under the Investment Company Act of 1940, as amended. Under the terms of the agreement, Main Place Funding, LLC provided a financial warranty in the amount of up to $500 million in order to ensure that the fund is able to redeem all of its outstanding shares on the fund’s maturity date for an amount equal to the aggregate protected amount, as defined by the agreement.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
3	Amended and Restated Limited Liability Company Agreement of Main Place Funding, LLC, dated October 21, 2002, filed herewith.

10.1
Financial Warranty Agreement between Pioneer Investment Management, Inc., Pioneer Principal Protection Trust on behalf of its series, Pioneer Protected Principal Plus Fund and Main Place Funding, LLC, dated October 29, 2002, incorporated herewith by reference to Exhibit (h)(4) of Pioneer Protected Principal Plus Fund’s Registration Form N-1A (No. 333-96545), as amended and filed with the Securities and Exchange Commission on November 1, 2002.

10.2
Financial Warranty Agreement among Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Fundamental Growth Principal Protected Fund, Merrill Lynch Investment Managers, L.P. and Main Place Funding, LLC, dated November 1, 2002, incorporated herewith by reference to Exhibit 8(d)(1) of Merrill Lynch Principal Protected Trust’s Registration Form N-1A (No. 333-92404), as amended and filed with the Securities and Exchange Commission on October 28, 2002.

10.3
Financial Warranty Agreement among Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Basic Value Principal Protected Fund, Fund Asset Management, L.P. and Main Place Funding, LLC, dated November 1, 2002, incorporated herewith by reference to Exhibit 8(d)(2) of Merrill Lynch Principal Protected Trust’s Registration Form N-1A (No. 333-92404), as amended and filed with the Securities and Exchange Commission on October 28, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN PLACE FUNDING, LLC
(Registrant)

Date: November 5, 2002	By:	/s/ SUSAN C. CARR
Name: Susan C. Carr
Title: President

EXHIBIT INDEX

Exhibit Number	Description
3	Amended and Restated Limited Liability Company Agreement of Main Place Funding, LLC, dated October 21, 2002, filed herewith.

10.1
Financial Warranty Agreement between Pioneer Investment Management, Inc., Pioneer Principal Protection Trust on behalf of its series, Pioneer Protected Principal Plus Fund and Main Place Funding, LLC, dated October 29, 2002, incorporated herewith by reference to Exhibit (h)(4) of Pioneer Protected Principal Plus Fund’s Registration Form N-1A (No. 333-96545), as amended and filed with the Securities and Exchange Commission on November 1, 2002.

10.2
Financial Warranty Agreement among Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Fundamental Growth Principal Protected Fund, Merrill Lynch Investment Managers, L.P. and Main Place Funding, LLC, dated November 1, 2002, incorporated herewith by reference to Exhibit 8(d)(1) of Merrill Lynch Principal Protected Trust’s Registration Form N-1A (No. 333-92404), as amended and filed with the Securities and Exchange Commission on October 28, 2002.

10.3
Financial Warranty Agreement among Merrill Lynch Principal Protected Trust, on behalf of its series Merrill Lynch Basic Value Principal Protected Fund, Fund Asset Management, L.P. and Main Place Funding, LLC, dated November 1, 2002, incorporated herewith by reference to Exhibit 8(d)(2) of Merrill Lynch Principal Protected Trust’s Registration Form N-1A (No. 333-92404), as amended and filed with the Securities and Exchange Commission on October 28, 2002.